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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): February 27, 2002
                              (February 22, 2002)


                            KEY ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)



         MARYLAND                      1-8038                            04-2648081
 (STATE OF INCORPORATION)       (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION NO.)


                              400 SOUTH RIVER ROAD
                          NEW HOPE, PENNSYLVANIA 18939
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  215/862-7900
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                (NOT APPLICABLE)
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.     OTHER EVENTS

      On February 22, 2002, Key Energy Services, Inc. (the "Registrant") entered into an underwriting agreement (the "Underwriting Agreement") with Lehman Brothers Inc., Bear Stearns & Co. Inc. and First Albany Corporation in connection with the offering (the "Offering") of up to $100,000,000 in aggregate principal amount of the Registrant's 8 3/8% Series C Notes due 2008.

      The Offering is being made pursuant to the Registrant's Registration Statement on Form S-3 (File No. 333-67665) (the "Registration Statement") under the Securities Act of 1933, as amended. The Registration Statement provides that the Registrant may from time to time offer debt securities, preferred stock, common stock and warrants with an aggregate public offering price of up to $500,000,000.

      The Registrant has entered into certain agreements, including an Eleventh Amendment and Twelfth Amendment to their Second Amended and Restated Credit Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 and as further amended, among Registrant, the several Lenders from time to time parties thereto, PNC Bank, National Association, as Administrative Agent, Norwest Bank Texas, N.A., as Collateral Agent and PNC Capital Markets, Inc., as Arranger ("Credit Agreement"), copies of which are filed as exhibits to this Form 8-K and are incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS

      (c)   Exhibits:

            1.1   -     Underwriting Agreement, dated February 22, 2002, among
                        the Registrant and Lehman Brothers Inc., Bear Stearns &
                        Co. Inc. and First Albany Corporation

            4.1   -     Indenture dated as of February 22, 2002 among the
                        Registrant and U.S. Bank National Association

            10.1  -     Eleventh Amendment to the Second Amended and Restated
                        Credit Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 and as further amended, among Registrant, the several Lenders from time to time parties thereto, PNC Bank, National
                        Association, as Administrative Agent, Norwest Bank
                        Texas, N.A., as Collateral Agent and PNC Capital
                        Markets, Inc., as Arranger.

            10.2  -     Twefth Amendment to the Second Amended and Restated
                        Credit Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 and as further amended, among Registrant, the several Lenders from time to time parties thereto, PNC Bank, National
                        Association, as Administrative Agent, Norwest Bank
                        Texas, N.A., as Collateral Agent and PNC Capital
                        Markets, Inc., as Arranger.

            25.1  -     Statement of Eligibility of Trustee, U.S. Bank National
                        Association, a national banking association, on Form T-1


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 27, 2002          KEY ENERGY SERVICES, INC.



                                 By: /s/ Francis D. John
                                     -----------------------------------------
                                 Name:   Francis D. John
                                       ---------------------------------------
                                 Title:  President and Chief Executive Officer
                                        --------------------------------------

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                                  EXHIBIT INDEX

Exhibit No.                Exhibit

1.1 Underwriting Agreement, dated February 22, 2002, among the Registrant and Lehman Brothers Inc., Bear Stearns & Co. Inc. and First Albany Corporation

4.1 Indenture dated as of February 22, 2002 among the Registrant and U.S. Bank National Association

10.1  -                    Eleventh Amendment to the Second Amended and
                           Restated Credit Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 and as further amended, among Registrant, the several Lenders from time to time parties thereto, PNC Bank, National Association, as Administrative
                           Agent, Norwest Bank Texas, N.A., as Collateral
                           Agent and PNC Capital Markets, Inc., as Arranger.

10.2  -                    Twefth Amendment to the Second Amended and Restated
                           Credit Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 and as further amended, among Registrant, the several
                           Lenders from time to time parties thereto, PNC Bank, National Association, as Administrative Agent,
                           Norwest Bank Texas, N.A., as Collateral Agent and
                           PNC Capital Markets, Inc., as Arranger.

25.1 Statement of Eligibility of Trustee, U.S. Bank National Association, a national banking association, on Form T-1